Collateral Assignment of Rents, Leases and Profits

THIS COLLATERAL ASSIGNMENT OF RENTS, LEASES AND PROFITS (this “Assignment”) is made and entered into as of the 9th day of March, 2015, by AIR REALTY GROUP, LLC , a Connecticut limited liability company (the “Assignor”), with an address at 283 Sullivan Avenue, South Windsor, Connecticut 06074 in favor of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), with an address at Two Tower Center Boulevard, East Brunswick, New Jersey  08816.

WHEREAS, the Assignor has executed and delivered to the Bank a Continuing Unlimited Guaranty of even date herewith (the “Guaranty”) pursuant to a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement by and among  AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“NTW”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of New York, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, AMK WELDING, INC., (“AMK”) a corporation organized under the laws of the State of Delaware, and THE STERLING ENGINEERING CORPORATION (“STERLING”  and collectively with Air, WM, NTW, WP, MS, EUR-PAC, ECC and AMK, the “Borrower”), a corporation organized under the laws of the State of Connecticut the Assignor, the Bank, the other financial institutions named therein (collectively with the Bank, the “Lenders”), and the Bank as Agent for the Lenders (Bank in such capacity, the “Agent”) dated June 27, 2013 (as may be amended, modified, restated, replaced, increased and/or extended from time to time, the “Loan Agreement”), pursuant to which the Borrower has borrowed from the Lenders certain loans in the original principal amount of $35,112,464.56 (as such amount may be increased and/or decreased from time to time, the “Loan”) which Loan is evidenced by or incurred in connection with (i) a certain Third Amended and Restated Revolving Credit Note executed by the Borrower in favor of Agent for the benefit of Lenders in the original principal amount of $23,000,000 dated June 9, 2014; (ii) a certain Third Amended and Restated Term Note executed by the Borrower in favor of the Agent for the benefit of Lenders in the original principal amount of $2,612,464,56 dated June 9, 2014; (iii) a certain Term Note executed by the Borrower in favor of the Agent for the benefit of the Lenders in the original principal amount of $3,500,000 dated October 1, 2014; (iv) a certain Term Note executed by the Borrower in favor of the Agent for the Benefit of Lenders in the original principal amount of $2,500,000 dated December 31, 2014; and (v) a certain Term Note executed by the Borrower in Favor of the Agent for the Benefit of Lenders in the original principal amount of $3,500,000 dated the date hereof ((i) through (v) collectively the “Note”).  The Note and all other promissory notes executed in connection with any Obligations, the Loan Agreement, the Guaranty and any mortgage, deed of trust, deed to secure debt and all of such related agreements, and all other documents evidencing, securing or guaranteeing payment of any obligations to the Lenders, as any of the same may be amended, modified, supplemented, replaced, or refinanced from time to time are hereinafter collectively referred to as the “Loan Documents”), which Loan Documents are incorporated herein by reference and made a part hereof; and

WHEREAS, the obligations under the Loan Documents are secured by, among other things, a certain Guaranty executed by the Assignor in favor of the Bank and a certain Open-End Mortgage and Security Agreement executed by the Assignor in favor of the Bank dated the date hereof (as the same may be amended, modified, restated, replaced and/or refinanced from time to time, the “Mortgage”) against certain premises described in Exhibit A attached hereto (the “Premises”), and recorded or to be recorded in the real estate records of the Town of Barkhamsted, County of Litchfield and State of Connecticut where the Premises are located; and

WHEREAS, the Assignor has agreed to assign its interest under all present and future leases, use agreements, occupancy agreements, licenses or other similar instruments, as the same may be amended, modified, extended  or renewed from time to time (collectively, the “Leases”) of all or a portion of the improvements erected or to be erected on the Premises to the Bank in the manner hereinafter provided as additional security for the payment of the Obligations (as defined in the Mortgage);

NOW, THEREFORE, in consideration of the extension of credit under the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Assignor hereby assigns, transfers and sets over to the Bank, as security for the payment of the Obligations and the observance and performance of all the terms, covenants and provisions of the Loan Documents, the Mortgage and this Assignment, all of the Assignor’s right, title and interest in and to the Leases, all of the rents, additional rents, charges, issues, profits and other payments for the use or occupancy of the Premises (including rooms and other public facilities in hotels, motels or other lodging properties) payable under the Leases (which are now in existence or which may hereafter be executed during the term hereof) and all cash or other property deposited by tenants to secure performance of their obligations under the Leases, including, without limitation, the immediate and continuing right to receive and collect all condemnation awards and insurance proceeds, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Premises and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Assignor, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Assignor is or may become entitled to do under any such Lease all from the date hereof to the end of the respective terms of the Leases and any renewals and extensions thereof, and in all cases both before and after the commencement by or against the Assignor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law (collectively, the “Rents”).  This Assignment is a present absolute and unconditional assignment from the Assignor to the Bank and not merely the granting of a security interest.  The Assignor further represents, warrants and covenants to the Bank as follows:

1.           Status of Leases.  The Assignor represents and warrants that as of the date hereof there are no Leases affecting the Premises.

2.           Performance and Enforcement of Leases.  The Assignor shall, at its sole cost and expense, (i) observe and perform, or cause to be observed and performed, each and every term, covenant and provision of the Leases on the part of the landlord thereunder to be observed and performed, (ii) promptly send copies of all notices of default which the Assignor shall send or receive under the Leases to the Bank, (iii) enforce, short of termination thereof, the observance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be observed and performed, and (iv) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder.  If the Assignor shall fail to pay, perform or observe any of its covenants or agreements hereunder or under any of the Leases, the Bank may pay, perform or observe the same and collect the cost thereof from the Assignor.

3.           Restrictions on Actions Under Leases.  The Assignor shall not, without the prior written consent of the Bank, (i) further assign or attempt to assign the Leases or any portion of the Rents due and payable or to become due and payable thereunder, (ii) alter, modify, amend or change the terms of any of the Leases or surrender, renew, cancel or terminate the same or do anything whatsoever affecting any guaranty of any of the Leases or consent to any of the foregoing, (iii) accept prepayments of any portion of the Rents for a period of more than one (1) month in advance, (iv) enter into any lease, license or other agreement for occupancy after the date hereof for the Premises, or any part thereof, without the prior written consent of the Bank, or (v) discount any future accruing rents.

4.           Bank Not Obligated Under Leases.  This Assignment shall not be deemed or construed to obligate the Bank to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Leases, and the Assignor hereby agrees to indemnify and hold the Bank harmless from and against all liability, cost, loss or damage, including, but not limited to, reasonable attorneys’ fees, which the Bank may or might incur under the Leases (or any of them) or relating to the Premises or under or by reason of this Assignment and from and against the Bank by reason of any alleged obligation or undertaking on the Bank’s part to perform or discharge any of the terms, covenants or provisions contained in the Leases.  Nothing contained in this Assignment and no entry by the Bank upon the Premises as hereinafter provided, shall be construed to constitute the Bank as a mortgagee in possession or render the Bank liable in any way for any injury or damage to person or property sustained by any person or entity in, on, or about the Premises.

5.           Revocable License; Event of Default.  This Assignment has been made as additional security for the payment of the Obligations and the observance and performance by the Assignor of the terms, covenants and provisions of the Loan Documents on the Assignor’s part to be observed and performed.  So long as no Event of Default shall exist under the Note, the Mortgage or any of the other Loan Documents and no event shall have occurred which, by the lapse of time or the giving of notice, or both, is or would become an Event of Default thereunder, the Assignor shall have a license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce the covenants of the Leases, provided that any amounts collected by the Assignor shall be held by the Assignor in trust for the benefit of the Bank for use in the payment of all sums due on the Obligations.

Upon the occurrence of an Event of Default under the Note, the Mortgage or any of the other Loan Documents, the right and license granted to the Assignor in this Assignment shall be automatically revoked without any notice or further action whatsoever and the Bank, at its option, shall have the complete right, power and authority (a) without taking possession, to demand, collect and receive and sue for the Rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys’ fees) as determined by the Bank, apply the net proceeds thereof to the payment of any indebtedness secured hereby; (b) to declare all sums secured hereby immediately due and payable, and exercise any or all of the rights and remedies contained in the Note, the Mortgage, the Loan Documents or at law or in equity; and (c) without regard to the adequacy of the security, with or without process of law, personally or by agent or attorney, or by a receiver to be appointed by court, enter upon, take and maintain possession of and hold, maintain, control and operate the Premises, or any part thereof, together with all documents, books, records, papers, and accounts relating thereto and exclude the Assignor and its agents and servants therefrom, as fully and to the same extent as the Assignor could do if in possession and in such event, without limitation and at the expense of the Assignor, from time to time cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises or any part thereof, as the Bank deems judicious, and pay taxes, assessments and other charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as the Bank deems desirable, including leases for terms expiring beyond the maturity of the indebtedness secured by the Loan Documents and cancel any Lease or sublease thereof for any cause or on any ground.  The Bank may retain and apply the Rents toward payment of the Obligations in such priority and proportions as the Bank, in its sole discretion, shall deem proper.

6.           INSTRUCTIONS TO TENANTS AFTER DEFAULT.  TIME  IS OF THE ESSENCE HEREOF.  THE ASSIGNOR HEREBY CONSENTS TO AND IRREVOCABLY AUTHORIZES AND DIRECTS THE TENANTS UNDER THE LEASES AND ANY SUCCESSOR TO THE INTEREST OF ANY OF SAID TENANTS, UPON DEMAND AND NOTICE FROM THE BANK OF THE BANK’S RIGHT TO RECEIVE THE RENTS AND OTHER AMOUNTS DUE UNDER SUCH LEASES, TO PAY TO THE BANK THE RENTS AND OTHER AMOUNTS DUE OR TO BECOME DUE UNDER THE LEASES, AND SAID TENANTS SHALL HAVE THE RIGHT TO RELY UPON SUCH DEMAND AND NOTICE FROM THE BANK AND SHALL PAY SUCH RENTS AND OTHER AMOUNTS TO THE BANK WITHOUT ANY OBLIGATION OR RIGHT TO DETERMINE THE ACTUAL EXISTENCE OF ANY DEFAULT OR EVENT CLAIMED BY THE BANK AS THE BASIS FOR THE BANK’S RIGHT TO RECEIVE SUCH RENTS AND OTHER AMOUNTS AND NOTWITHSTANDING ANY NOTICE FROM OR CLAIM OF ASSIGNOR TO THE CONTRARY, AND ASSIGNOR SHALL HAVE NO RIGHT TO CLAIM AGAINST SAID TENANTS FOR ANY SUCH RENTS AND OTHER AMOUNTS SO PAID BY SAID TENANTS TO THE BANK.

7.           Operation of Premises After Default.  Upon the occurrence of a default or an Event of Default under the Note, the Mortgage or any of the other Loan Documents, the Bank shall have the right, at its option, to enter and take over and assume the management, operation and maintenance of the Premises and to perform all necessary and proper acts and to expend such sums out of the income of the Premises as may be necessary in connection therewith, in the same manner and to the same extent as the Assignor might do, including the right to effect new leases, cancel or surrender some or all of the Leases, alter, modify or amend the provisions thereof, or make concessions to the tenants thereunder, and the Assignor hereby releases and waives all claims against the Bank arising out of such management, operation and maintenance. In addition to the above, upon the occurrence of a default or an Event of Default under the Note, the Mortgage or any of the other Loan Documents, the Assignor expressly consents to the appointment of a receiver for the Premises, without notice, either by the Bank or a court of competent jurisdiction, to take all acts in connection with the Premises permitted by law or in equity and to deduct from any and all rents received from the Leases the customary or statutory amount in the county wherein the Premises is located to compensate such receiver for its actions.

8.           Coverage of All Leases.  Any and all other Leases affecting the Premises or any portion thereof presently in effect or hereafter entered into by the Assignor shall be covered by the provisions of this Assignment and all such Leases and all of the Assignor’s right, title and interest in all such Leases and Rents are hereby assigned to the Bank until the end of the respective terms thereof, including any renewals or extensions thereof, subject to all of the terms, covenants and provisions of this Assignment.  The Assignor shall deliver a true and correct copy of each such Lease to the Bank promptly after the execution and delivery of the same.  The Assignor shall, upon the request of the Bank, execute and deliver in recordable form all instruments which the Bank may reasonably request to further evidence and confirm such assignment of each such Lease.

9.           Notices.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.  Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

10.           Preservation of Rights.  No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power.  The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.  Without limiting the foregoing, nothing contained in this Assignment is intended or shall be construed to prevent the Bank in the exercise of its discretion from foreclosing the Mortgage or otherwise enforcing the provisions thereof in accordance with its terms.  To the extent permitted by law, the Assignor hereby waives any and all legal requirements that the Bank institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under the Mortgage and the other Loan Documents, or in respect of any other security held by the Bank as a condition precedent to exercising its rights and remedies under this Assignment. The Assignor agrees that the collection of rents and the application thereof as aforesaid or the entry upon and taking of possession of the Premises, or any part thereof, by the Bank shall not cure or waive any default, or waive, modify or affect any notice of default under the Note or the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Bank, once exercised, shall continue for so long as the Bank shall elect.  If the Bank shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

11.           Illegality.  If any provision contained in this Assignment should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Assignment.

12.           Changes in Writing.  No modification, amendment or waiver of, or consent to any departure by the Assignor from, any provision of this Assignment will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Assignor will entitle the Assignor to any other or further notice or demand in the same, similar or other circumstance.

13.           Further Assurances.  Assignor will, at the cost of Assignor, upon the Bank’s request, do, execute, acknowledge and deliver to the Bank such further documents, assurances and statements and do or cause to be done all and every such further acts, things, deeds, conveyances and the like as the Bank may deem necessary or appropriate to effect the transactions contemplated hereby or to confirm the assumption of and agreement to pay, perform and discharge the liabilities and obligations hereby assumed and agreed to be paid, performed or discharged, or intended so to be.

14.           Successors and Assigns.  This Assignment will be binding upon and inure to the benefit of the Assignor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Assignor may not assign this Assignment in whole or in part without the Bank’s prior written consent and the Bank at any time may assign this Assignment in whole or in part.

15.           Governing Law and Jurisdiction.                                                                This Assignment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated above is located.  This Assignment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Connecticut, excluding its conflict of laws rules, except that the laws of the State where the Premises are located (if different from the State where such office of the Bank is located) shall govern the creation, perfection and foreclosure of the liens created hereunder on such property or any interest therein.  The Assignor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located (and any State where the Premises are located); provided that nothing contained in this Assignment will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Assignor individually, against any security or against any property of the Assignor within any other county, state or other foreign or domestic jurisdiction.  The Bank and the Assignor agree that the venue provided above is the most convenient forum for both the Bank and the Assignor.  The Assignor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Assignment.

16.           Counterparts.  This Assignment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Assignment by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Any party so executing this Assignment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17.           Entire Agreement.  This Assignment (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18.           Interpretation.  In this Assignment, unless the Assignor and Bank otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”, references to articles, sections (or subdivisions of sections) or exhibits are to those of this Assignment; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Assignment.  Section headings in this Assignment are included for convenience of reference only and shall not constitute a part of this Assignment for any other purpose.  If this Assignment is executed by more than one party as Assignor, the obligations of such persons or entities will be joint and several.

19.           WAIVER OF JURY TRIAL.  THE ASSIGNOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS ASSIGNMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE ASSIGNOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

20.           Termination. Notwithstanding anything to the contrary contained herein, this Assignment shall terminate and the obligations of the Assignor and the rights of the Lenders shall cease upon the granting by the Agent, on behalf of the Lenders, of a release and satisfaction of the Mortgage.

The Assignor acknowledges that it has read and understood all the provisions of this Assignment, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESS:	AIR REALTY GROUP, LLC

/s/ James Sartori	By: /s/ Daniel R. Godin
Name: JAMES SARTORI	Name: DANIEL R. GODIN
Title: Vice President	Title: President

ACKNOWLEDGMENTS

STATE OF NEW YORK                     )
                                                                )           ss:
COUNTY OF NEW YORK                 )

On the 9th day of March in the year 2015 Before me, the undersigned, personally appeared Daniel R. Godin, personally known to me or proved to me on the basis of satisfactory evidence to be the President of AIR REALTY GROUP, LLC., individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kristie Ciaccio Notary Public

ASSIGNMENT OF RENTS, LEASES AND PROFITS

________________________________________________

AIR REALTY GROUP, LLC,

Assignor

AND

PNC BANK, NATIONAL ASSOCIATION,

Bank
________________________________________________

Return to:

Wilentz, Goldman & Spitzer P.A.
90 Woodbridge Center Drive
Woodbridge, New Jersey  07095
Attn:  Stuart A. Hoberman, Esq.